Exhibit 99.1

FOR IMMEDIATE RELEASE

Bowman Announces Authorization of New $25 Million Share Repurchase Program

June 6, 2025, Reston, VA - Bowman Consulting Group Ltd. (NASDAQ: BWMN) (“Bowman” or the “Company”), a national provider of technical engineering and program management services, today announced the authorization by its Board of Directors of a new share repurchase program under which the Company may repurchase up to $25 million of its common stock over the next 12 months commencing June 9, 2025. This new authorization replaces the Company’s stock repurchase authorization, which terminates on June 6, 2025.

Bowman intends to continue to prioritize organic and acquisitive growth as part of its strategic growth initiatives. The timing and amount of any share repurchases will be determined by management at its discretion based on several factors including share price, market conditions and capital allocation priorities. Shares may be repurchased from time-to-time through open market purchases, in privately negotiated transactions or by other means, including the use of trading plans intended to qualify under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, in accordance with applicable securities laws and other restrictions. The new share repurchase program does not obligate Bowman to acquire a specific number of shares of common stock and may be suspended, modified or discontinued at any time without notice.

About Bowman Consulting Group Ltd.

Headquartered in Reston, Virginia, Bowman is a national engineering offering infrastructure, technology and program management solutions to owners and operators of the built environment. With over 2,400 employees in 100 locations throughout the United States, Bowman provides a variety of planning, engineering, geospatial, construction management, commissioning, environmental consulting, land procurement and other technical services to customers operating in a diverse set of regulated end markets. Bowman trades on the Nasdaq under the symbol BWMN. For more information, visit bowman.com or investors.bowman.com.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the safe harbor provisions of the US Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding the date of commencement and expiry of the share repurchase program, the amount of shares to be repurchased, the method of the share repurchases, if any, pursuant to the share repurchase program and the anticipated execution of the repurchase program consistent with the Company’s strategic initiatives described above are forward-looking statements and represent our views as of the date of this press release. The words “anticipate”, “believe”, “continue”, “estimate”, “expect”, “intend”, “may”, “will”, “goal” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors and circumstances that are beyond our control that could affect our financial results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this press release. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations or policies; and (e) the risk factors set forth in the Company’s most recent SEC filings. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Investor Relations Contact:

Betsy Patterson

ir@bowman.com

General Media Contact:

Christina Nichols

pr@bowman.com